Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Nat Krishnamurti, certify that:

1.	I have reviewed this Amendment No. 2 to Annual Report on Form 10-K for the year ended December 31, 2015 of Interpace Diagnostics Group, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	June 14, 2016	/s/ Nat Krishnamurti
Chief Financial Officer
(Principal Financial Officer)